ICG
International Coal Group, Inc.

AMERICA'S
BEST
ENERGY VALUE

ICG

Simmons & Company Energy Conference
and
UBS Energy/Utility Conference

March 2, 2010
Ben Hatfield
President & Chief Executive Officer

Forward-Looking Statements
■ Statements in this presentation that are not historical facts are forward-looking statements within the “safe harbor” provision of the Private
 Securities Litigation Reform Act of 1995 and may involve a number of risks and uncertainties. We have used the words “anticipate,” “believe,”
 “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project” and similar terms and phrases, including references to assumptions, to identify forward-looking statements. These forward-looking statements are made based on expectations and beliefs concerning future events affecting us and are subject to various risks, uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that could cause our actual results to differ materially from those matters expressed in or implied by these forward-looking statements. The following factors are among those that may cause actual results to differ materially from our forward-looking statements: our ability to successfully refinance our outstanding indebtedness and reduce our leverage; market demand for coal, electricity and steel; availability of qualified workers; future economic or capital market conditions; weather conditions or catastrophic weather-
 related damage; our production capabilities; consummation of financing, acquisition or disposition transactions and the effect thereof on our business; a significant number of conversions of our 9.00% Convertible Senior Notes due 2012 prior to maturity; our plans and objectives for future operations and expansion or consolidation; our relationships with, and other conditions affecting, our customers; availability and costs of key supplies or commodities, such as diesel fuel, steel, explosives and tires; availability and costs of capital equipment; prices of fuels which compete with or impact coal usage, such as oil and natural gas; timing of reductions or increases in customer coal inventories; long-term coal supply arrangements; reductions and/or deferrals of purchases by major customers; risks in or related to coal mining operations, including risks related to third-party suppliers and carriers operating at our mines or complexes; unexpected maintenance and equipment failure; environmental, safety and other laws and regulations, including those directly affecting our coal mining and production, and those affecting our customers’ coal usage; ability to obtain and maintain all necessary governmental permits and authorizations; competition among coal and other energy producers in the United
 States and internationally; railroad, barge, trucking and other transportation availability, performance and costs; employee benefits costs and labor relations issues; replacement of our reserves; our assumptions concerning economically recoverable coal reserve estimates; availability and costs of credit, surety bonds and letters of credit; title defects or loss of leasehold interests in our properties which could result in unanticipated costs or inability to mine these properties; future legislation and changes in regulations or governmental policies or changes in interpretations or enforcement thereof, including with respect to safety enhancements and environmental initiatives relating to global warming or climate change;
 impairment of the value of our long-lived and deferred tax assets; our liquidity, including our ability to adhere to financial covenants related to our borrowing arrangements; adequacy and sufficiency of our internal controls; and legal and administrative proceedings, settlements, investigations and claims and the availability of related insurance coverage.
■ You should keep in mind that any forward-looking statement made by us in this presentation or elsewhere speaks only as of the date on which the statements were made. See also the “Risk Factors” in our 2009 Annual Report on Form 10-K and subsequent filings with the SEC which are currently available on our website at www.intlcoal.com. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us or our anticipated results. In light of these risks and uncertainties, you should keep in mind that any forward
 -looking statement made in this presentation might not occur. All data presented herein is as of December 31, 2009 unless otherwise noted.

ICG Highlights
■ Strong operating presence in 3 of 4 largest US coal-producing regions - Central Appalachia, Northern Appalachia & Illinois Basin
■ Extensive coal reserve holdings with 66% ownership
■ Planned production growth is primarily from permitted underground mines with less exposure to environmental issues
■ Strong sales position with growing met coal portfolio
■ 100% union-free workforce
■ Solid balance sheet with minimal long-term legacy liabilities
Summary Statistics
Market capitalization1:                          $780.4 million
Coal reserves:                    1.1 billion tons
Reserve life:                     Approximately 67 yrs
 Employees:                                          2,600
 2009 tons sold: 16.8 million
 2009 tons produced: 16.3 million
1Market capitalization is based on 179.0 million shares outstanding and a stock price of $4.36 as of February 26, 2010

– At full output of 3.5 million tons/year projected for late 2014, Tygart would nearly double ICG's NAPP production position

Pennsylvania
Indiana
Ohio
Patriot
Vindex
MD
ICG Illinois
Tygart Valley #1
West Virginia
Sentinel
Illinois
Buckhannon
ADDCAR
ICG Corporate
Eastern
Virginia
Beckley
East Kentucky
Flint Ridge
Raven
Kentucky
Hazard
Knott County
Powell Mountain
Current Operations
Future Operations

▪ 13 active mining complexes - 8 in Central Appalachia, 4 in Northern Appalachia, and 1 in
 Illinois Basin
▪ Construction of flagship Tygart project is expected to resume in 2011 with initial production in late 2012
Operating Strength
and Diversity

24
20
16
12
8
Tons (mm)
14.9
16.5
16.4
17.8
16.3
16.0-16.4
16.5-18.0
2005
2006
2007
2008
2009
2010
2011

Production by Region							
CAPP	66%	68%	68%	65%	62%	58%	59%
NAPP	18%	19%	19%	22%	24%	26%	25%
ILB	16%	13%	13%	13%	14%	16%	16%

Production Growth Matched
to Market Demand
1 Management’s estimate as of February 26, 2010
1
1

Quality of Idle Production
(tons in 000's)
700
600
1,600
CAPP Thermal
LV Met
NAPP Thermal

Status of Idle Production
(tons in 000's)
750
2,150
Undeveloped
Hot Idle

Significant Idle Production
Capacity Available
▪ Additional to current production and planned developments, nearly 3 million annual tons of production capacity can be activated promptly in response to rising market demand
 – Operations representing approximately 2.15 million tons/year are held in “hot idle” status and require only moderate equipment investment for restart
 – Another 0.75 million tons/year of production capacity are essentially permitted and available for development within a 6-12 month timeframe
▪ These production sources are generally higher cost mines that were either idled or development
 -deferred in response to the weaker market of 2009

Tygart Represents World Class
Production Opportunity
▪ Tygart #1 is the first of 3 or more mining
 complexes planned for ICG’s 186 million ton
 Hillman property in Northern WV
 – High Btu, low- to medium-sulfur steam and
 premium high volatile met quality coal
 – Anticipating low costs due to longwall
 mining, owned property, and favorable
 geology
▪ Projected to produce up to 3.5 million tons
 per year at full output (50% met/50% steam)
 – Startup in late 2012; full output mid-2014
 – Targets a 40-50 million ton reserve area
▪ Tygart expected to be one of ICG’s highest
 margin operations due to low cost structure
 and premium met/thermal marketability
▪ Favorable geographic position relative to
 Atlantic terminals and NE customer base

80%
60%
40%
20%
0%
68%
66%
38%
36%
31%
17%
16%
6%
0%
Consol
ICG
Peabody
Patriot
Alpha
Massey
Arch
JRCC
Cloud

Excellent Reserve Position
▪ ICG owns a larger portion of its
 reserves than nearly all other
 public producers
 – Met reserves 71% owned
 – Thermal reserves 64% owned
▪ ICG controls 1.1 billion tons of
 high-quality reserves that are
 primarily high-BTU low-sulfur
 thermal and premium met coals
% Ownership of Total Reserves
Geographic Distribution
of Reserves
30% Met Quality
325 million tons
70% Steam Quality
765 million tons
Reserves by Type
34% IL Basin
371 million tons
23% CAPP
256 million tons
43% NAPP
463 million tons

100%
75%
50%
25%
0%
36%
47%
59%
70%
64%
53%
41%
30%
2004
2009
2011E
2015E
Surface
Underground

Production Shift Towards Underground
Mitigates Regulatory Risks
■ Nearly all ICG growth is comprised of new or
 expanding underground mining operations (rather
 than surface mines)
 – Incremental deep mine growth totaling 1.7
 million TPY by 2011 is planned at Illinois,
 Vindex, Beckley, Eastern & KY operations
 – The largest component of anticipated deep
 mine growth is the 3.5 million TPY Tygart #1
 complex in NAPP
 • Production ramp up is projected for 2012-2014
■ Underground mining operations generally have
 fewer regulatory hurdles than surface mines
■ Reduced risk of regulatory permitting obstacles
Production by Mining Method
10% Surface
104 million tons
90% Underground
986 million tons
Reserves by Method

100
80
60
40
20
0
10
90
46
5
49
2010
2011
Committed and priced

Projected Sales 16.7 - 17.3 16.5 - 18.0
(tons in millions)
Total Price Per Ton $63.00-$64.50 $65.00-$70.00
Metallurgical Uncommitted 1.0 2.6
(tons in millions)
Committed Tonnage1
1 Management’s estimate as of February 26, 2010
Favorable Sales Position
%
of
Sales
Uncommitted
 Committed and not priced

3.0
2.5
2.0
1.5
1.0
0.5
0.0
0.1
0.1
0.5
0.3
0.2
1.2
0.5
0.7
1.1
0.3
0.8
2.4
1.1
1.3
2.7
1.1
1.6
2006
2007
2008
2009
2010¹
2011¹
Low Vol
High Vol

Note:
1 2010E and 2011E per management estimate as of February 26, 2010

Metallurgical Portfolio
Expanding Rapidly
Metallurgical Sales Growth1
Key drivers of met growth:
■ Projected production increase at met mines
 during 2009-2011 of nearly 700,000 tons/year
 – Added 3rd section at Beckley (LV)
 – Higher productivity at Sentinel (HV)
 – New low volatile met Bismark mine is
 being developed at Vindex; startup
 projected for Q3 2010
■ Sentinel met sales projected to increase from
 14% in 2009 to 60% in 2010
 – Completion of legacy utility contracts
 – Increased market demand for Sentinel
 quality
■ Increase in met blend sales expected from
 Powell Mountain (HV/PCI) and existing Vindex
 mines (LV)

80%
70%
60%
50%
40%
30%
20%
10%
0%

	2006	2007	2008	2009
Top 3	42%	31%	22%	27%
Top 10	76%	65%	55%	66%
Other	24%	35%	45%	34%

Increasingly Diversified
Customer Base

$3,660
$1,548
$1,481
$1,070
$542
$431
$148
$144
Consol
Patriot
Peabody
Alpha
Massey
Arch
James River
ICG

Workers Comp 5%
FAS 106 20%
Black lung 19%
Rockefeller 1%
Reclamation 55%

ICG Legacy Liabilities
Total: $144 million
Total Legacy Liabilities1
1 Source: Company Annual Reports as of December 31, 2008; legacy liabilities include post retirement benefits, black lung liabilities, reclamation liabilities, workers compensation and Coal Act liabilities; Alpha pro forma for Foundation
($ in millions)
Lowest Legacy Liabilities
Among Peer Group

New ABL Credit Facility
■ New ABL credit facility closed on February 22, 2010
■ Replaces the $100 million credit facility set to expire in June of 2011
■ New facility provides:
 – $125 million in borrowing capacity, an increase of $25 million
 – $125 million in Letter of Credit capacity, an increase of $45 million
 – Eliminates maximum leverage and minimum interest coverage ratio requirements
 – Provides for increased capital spending limits
 – Secured by real and personal property of the Company
 – Term runs through February 2014

Coal Market Outlook
● Current Market Conditions
● Review of Key Indicator Trends
● Market Outlook

Current Market Conditions
■ Coal market sentiment continues to improve
 – Natural gas prices seem to have stabilized in a range of $4.50 to $5.50
■ Most key indicators trending favorably
 – Steel capacity utilization continues on a steady, upward trajectory
 – Metallurgical export demand continues to grow
 – Utility inventories are dropping faster than expected
 – Coal output continues to be restrained
 – Over-the-counter thermal prices continue to improve
■ However, areas of uncertainty temper optimism
 – Continued mixed signals for sustained economic recovery
 – Rail service has been difficult since late January
 – Some concern that Chinese demand is slowing
 – Natural gas rig count seems to be recovering prematurely
■ Despite concerns, overall outlook is much improved

Quick Review of
Key Indicators
■ Prompt-month OTC coal price trends
■ EIA coal production data
■ Natural gas storage
■ Blast furnace utilization

CSX 12500 1.6# (Central App)
Pitt 8 13000 3.4# (Northern App)
$155.00
$135.00
$115.00
$95.00
$75.00
$55.00
$35.00
30-Dec-05
31-Mar-06
30-Jun-06
29-Sep-06
31-Dec-06
31-Jan-07
30-Mar-07
30-Jun-07
28-Sep-07
31-Dec-07
31-Jan-08
29-Feb-08
31-Mar-08
30-Jun-08
30-Sep-08
31-Oct-08
31-Dec-08
31-Jan-09
31-Mar-09
30-Apr-09
30-Jun-09
30-Sep-09
31-Dec-09
26-Feb-10

Prompt-Month OTC
Coal Price Trends
Per ICAP-United, Inc.

Year-to-Date as of February 20, 2010

Tons in millions	2010	2009	Change	Percent
Total US Production	145.9	161.4	(15.5)	-9.6%
Eastern (1)	60.7	69.8	(9.1)	-13.0%
Western	85.2	91.6	(6.4)	-7.0%
(1) East Kentucky	10.2	12.5	(2.3)	-18.4%

EIA Coal Production Data

Billion Cubic Feet
4,000
3,600
3,200
2,800
2,400
2,000
1,600
1,200
800
400
0
Source: Energy Information Administration, Office of Oil and Gas, Form EIA-912
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10

Natural Gas Storage - Now
(Per EIA - week ending 2/05/10)
At or above 5-Year
Range
Working Gas in Underground Storage Compared with 5-Year Range
Well within
5-Year Range

100
90
80
70
60
50
40
30
20
10
0
% Utilization
90.30
50.70
40.90
41.20
46.20
49.00
53.20
61.50
68.60
6/30/2008
11/30/2008
12/31/2008
4/30/2009
5/31/2009
6/30/2009
7/31/2009
12/31/2009
2/20/2010

US Iron And Raw Steel Output
% Capacity Utilization
Source: Steelfacts, including AISI and US Dept. of Commerce

Short-term Market Outlook
■ Thermal coal outlook improving - early signs of “inventory stress” are beginning to appear
 – Utilities that require high quality coals are feeling the met cross-over impact
 – Nationwide utility inventories have dropped by nearly 40 million tons
 – Rail carriers struggling with weather delays; expect transport issues to continue into April, which would constrain 1st quarter shipments
■ Rising metallurgical demand is expected to continue
 attracting higher quality coals from the thermal market
 – Broadly based speculation is that benchmark hard coking coal settlements will land in the $200 to $240 range (fob vessel, metric tonne basis)
 – 2009 benchmark was $129
■ US coal production is expected to decrease through the first quarter of 2010 and then begin to stabilize

Long-term Market Outlook
■ Cold winter weather is forecast to extend into March
 – Natural gas storage could be near normal by end of withdrawal season
 – Coal utilization should be enhanced and inventory surplus significantly reduced
■ Strengthening US economic recovery should boost demand
■ Thermal coal production is expected to remain suppressed
 – Producers will be reluctant to increase production without strong and sustained price signals
 – Permit and regulatory issues could begin impacting production in late 2010
 – New capital will generally favor metallurgical projects
■ Utilities are expected to return to the spot market mid-2010 as burns improve

Summary
■ Well-positioned to benefit from anticipated market improvement with strong and diverse operating assets
 – Nearly 3 million tons of idle production capacity available for opportunistic startup
 – Prominent shift from surface mining to underground production is expected to mitigate risk of regulatory delays
 – Flagship Tygart #1 Complex is expected to resume construction in 2011
 – Reserves of 1.1 billion tons include 325 million tons of met coal and are 66% owned
■ Favorable sales outlook and growing met coal portfolio
 – Having 90% of 2010 sales priced provides near term protection from weak thermal markets while the 46% open 2011 position allows upside in a rising market
 – Met sales are increasing by 250% in 2010 just as prices sharply escalate in response to strong Asian demand
■ As the market rebalances in 2010 and global stimulus efforts take hold, increasing demand for low-cost electricity and steel products should bode well for coal

Updated Guidance Summary
(Management Estimate as of February 26, 2010 )
2010 Guidance
Tons Sold	16.7-17.3 million tons
Metallurgical Tons Sold	2.4 million tons
Tons Produced	16.0-16.4 million tons
Average Selling Price	$63.00-$64.50/ton
• CAPP Selling Price	$70.50-$72.50/ton
• NAPP Selling Price	$60.50-$63.50/ton
• Illinois Basin Selling Price	$36.25-$36.75/ton
Cash Costs	$49.50-$51.50/ton
EBITDA	$170-$200 million
CapEx	$90-$100 million

2011 Guidance
Tons Produced and Sold	16.5-18.0 million tons
Metallurgical Tons Sold	2.7 million tons
Average Selling Price	$65.00-$70.00/ton

Appendices

Summary of Active Mining Operations

Mine Site	Mine Type	Mining Method	12/31/2009 Total Reserves (tons in millions)	Annual Capacity (tons in millions)	2009 Production (tons in millions)	Coal Quality
CAPP						
Kentucky						
East Kentucky	S	MTR, TSL, CTR	1.6	1.3	0.9	Utility
Flint Ridge	UG	R&P	23.4	1.5	0.8	Utility
Hazard	S	MTR, TSL, CTR	64.5	5.0	3.7	Utility
Knott County	UG	R&P	18.1	1.0	0.5	Utility
Powell Mountain	UG	CTR, TSL	26.9	1.0	0.2	High vol met, premium utility
Raven	UG	R&P	10.2	1.0	0.7	Utility
West Virginia						
Beckley	UG	R&P	31.3	1.2	0.8	Low vol met
Eastern	S	MTR, TSL	9.7	3.3	2.5	Utility
NAPP						
West Virginia						
Buckhannon/Harrison	UG	R&P	58.0	1.5	1.1	High vol met, premium utility
Patriot	S	CTR, TSL	9.4	0.9	0.7	Utility
Sentinel	UG	R&P	50.3	1.5	1.4	High vol met, premium utility
Maryland						
Vindex	S	TSL, CRM	65.0	1.1	0.7	Low vol met, utility
ILLINOIS BASIN						
Illinois						
Viper	UG	R&P	46.1	2.7	2.3	Utility

S - Surface; UG - Underground

CRM - Cross Ridge Mining; CTR - Contour Mining; R&P - Room-and-pillar; LW - Longwall; MTR - Mountaintop Removal; HW - Highwall; TSL - Truck and Shovel/Loader

Peer Group
Cost and Margin Comparisons

$75
$70
$65
$60
$55
$50
$45
$40
$35
$30
$25
1Q 2007
2Q 2007
3Q 2007
4Q 2007
1Q 2008
2Q 2008
3Q 2008
4Q 2008
1Q 2009
2Q 2009
3Q 2009
4Q 2009
Alpha
Arch
Consol
ICG
James River
Massey
Patriot

Peer Group Cost Per Ton
Appalachian Production (2007-2009)

$45
$40
$35
$30
$25
$20
$15
1Q 2007
2Q 2007
3Q 2007
4Q 2007
1Q 2008
2Q 2008
3Q 2008
4Q 2008
1Q 2009
2Q 2009
3Q 2009
4Q 2009
ICG
James River
Patriot
Peabody

Peer Group Cost Per Ton
Illinois Basin Production (2007-2009)

$30
$25
$20
$15
$10
$5
$0
1Q 2007
2Q 2007
3Q 2007
4Q 2007
1Q 2008
2Q 2008
3Q 2008
4Q 2008
1Q 2009
2Q 2009
3Q 2009
4Q 2009
Alpha
Arch
Consol
ICG
James River
Massey
Patriot

Peer Group Margin Comparison
Margin Per Ton in Dollars (2007-2009)
Note: Margin comparison reflects Eastern US production only.